SERVICING AGREEMENT


                           Dated as of August 1, 1999


     ANLIC INSURANCE COMPANY (HAWAII), LTD., a Hawaii stock captive insurance company ("ANLIC (Hawaii)"), ANCHOR NATIONAL LIFE INSURANCE COMPANY, an Arizona
           ---------------
stock  life  insurance  company  ("Anchor"),  ANCHOR INSURANCE COMPANY (HAWAII),
                                   ------
LTD.,  a  Hawaii  stock  captive  insurance  company ("AIC") and SUNAMERICA LIFE
                                                       ---
INSURANCE COMPANY, an Arizona stock life insurance company, as Servicer, agree as follows:

     PRELIMINARY STATEMENTS. (1) Certain terms that are capitalized and used throughout this Agreement (in addition to those defined above) are defined in
Article I  of  this  Agreement.

     (2) ANLIC (Hawaii), AIC and Anchor have requested the Servicer to provide various services in connection with the Reinsurance Agreement (as defined below) between Anchor and ANLIC (Hawaii), and the Servicer is willing to furnish such services on the terms and conditions set forth herein.


              NOW, THEREFORE, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.01.  Certain Defined Terms.  As used in this Agreement, the terms
                    ---------------------
defined in the Reinsurance Agreement (as defined below) shall have the respective meanings specified therein, and the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Affiliate"  means  (i) as to any Person, any other Person that directly or
      ---------
indirectly, is in control of, is controlled by or is under common control with such Person.

     "Agent's  Account"  means  the special account (account number 38858088) in
      ----------------
the name of CNAI, as agent, maintained at the office of Citibank at 399 Park Avenue, New York, New York.
     "Allocation  Procedures" means those allocation procedures in substantially
      ----------------------
the  form  of  Schedule  14.6-2  of  the  Reinsurance  Agreement.

     "Alternate  Base  Rate"  means, for any period, a fluctuating interest rate
      ---------------------
per annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the higher of:

     (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time as Citibank's base rate; or

     (b) of one percent above the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly on each Monday (or, if such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by Citibank (i) on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or (ii) if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank from three New York certificate of deposit dealers of recognized standing selected by Citibank, in the case of clause (i) or (ii), adjusted to the nearest 1/4 of one percent or, if there is no nearest 1/4 of one percent, to the next higher 1/4 of one percent.

     "Anchor" has the meaning specified in the first paragraph of this Agreement
      ------
and  includes  the  Separate  Account.

     "Anchor  Parties"  means SunAmerica, ANLIC (Hawaii) (but only so long as it
      ---------------
is an Affiliate of Anchor) and the following other parties irrespective of their affiliation with SunAmerica: the Servicer, AIC and Anchor.

     "ANLIC  (Hawaii)  Security  Agreement" means a Security Agreement dated the
      ------------------------------------
date hereof in favor of CNAI, as agent, as such agreement may be supplemented, amended, replaced or otherwise modified from time to time.

     "Cash  Collateral  Account"  means  a  non-interest bearing cash collateral
      -------------------------
account (the "Cash Collateral Account") with Citibank, N.A. at its office at 399
              -----------------------
Park  Avenue,  New  York,  New  York  10043,  Account  No.  40800176.

     "Citibank"  means  Citibank,  N.A.,  a  national  banking  association.
      --------

     "Citicorp  Product  Information" has the meaning specified in Section 6.08.
      ------------------------------

     "CNAI"  means  Citicorp  North  America,  Inc.
      ----

     "Collection  Procedures" means those administration procedures specified in
      ----------------------
Schedule 14.6-1 to the Reinsurance Agreement in effect on the date hereof relating to Annuities and Charges as modified in compliance with Section 14.6(c) of the Reinsurance Agreement.

     "Company  Representatives"  has  the  meaning  specified  in  Section 6.08.
      ------------------------

     "Daily  Reinsurance  Servicer  Report"  means a report substantially in the
      ------------------------------------
form of Exhibit 1.01A hereto, furnished by the Servicer to ANLIC (Hawaii) pursuant to Section 4.02.

     "Debt"  means  (i)  indebtedness  for  borrowed  money,  (ii)  obligations
      ----
evidenced  by  bonds,  debentures,  notes  or  other  similar instruments, (iii)
      --
obligations  to  pay  the  deferred purchase price of property or services, (iv)
obligations as lessee under leases that shall have been or should be, in accordance with GAAP recorded as capital leases and (v) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) above, excluding, however, obligations arising under
                                   ---------  -------
the Reinsurance Documents and, in the case of Anchor, obligations arising under insurance, annuity and similar products sold by it in the ordinary course of its business.

     "Department"  means  the  Governmental  Authority  responsible  for  the
      ----------
regulation  of  the insurance business of Anchor or the Initial Servicer, as the
      ---
case  may  be,  in  their  respective  states  of  domicile.

     "Fixed  Account  Segregated  Asset  Requirements  and Procedures" means the
      ---------------------------------------------------------------
requirements and procedures set forth in Schedule 14.4 to the Reinsurance Agreement.

     "Fund"  means  each  of  the  following:  Pathway  Fund, an open management
      ----
investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, SunAmerica Series Trust, an open management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts and Anchor Series Trust, an open management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts.

     "GAAP"  means  generally  accepted  accounting  principles.
      ----

     "Governmental Authority" means any nation or government, any state or other
      ----------------------
political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

     "Initial  Servicer"  means  SunAmerica  Life  Insurance Company, an Arizona
      -----------------
stock  life  insurance  company.

     "Initial Servicer Statutory Financial Statements" has the meaning set forth
      -----------------------------------------------
in  Section  2.02(e).

     "Investment  Company"  means  a  Person registered as a separate investment
      -------------------
company  under  the  Investment  Company  Act  of  1940,  as  amended.

     "Material  Adverse  Effect"  means  a  material  adverse  effect on (a) the
      -------------------------
business or properties of any Anchor Party, (b) the rights, remedies or interests of ANLIC (Hawaii) under any Reinsurance Document or (c) the ability of any Anchor Party to perform its obligations under any Annuity or any Reinsurance Document.

     "Moody's"  means  Moody's  Investors  Service,  Inc.
      -------

     "Net  Amounts Payable" means Gross Amounts Payable after application of the
      --------------------
netting  provisions  set  forth  in  Article  VIII of the Reinsurance Agreement.

     "Obligor"  means  each Person from whom Anchor has the right to receive any
      -------
Charges  pursuant  to  an  Annuity.

     "Payment  Date"  shall mean the 23rd calendar day of each month if such day
      -------------
falls  on  a  Business  Day,  if  not,  then  the first Business Day thereafter.

     "Reinsurance  Agreement"  means  the  Reinsurance Agreement dated as of the
      ----------------------
date hereof between Anchor and ANLIC (Hawaii), as such agreement may be supplemented, amended, replaced or otherwise modified from time to time.

     "Reinsurance  Documents"  means  this Agreement, the Reinsurance Agreement,
      ----------------------
the Standing Instructions, the Collection Procedures, the Allocation Procedures, the Daily Reinsurance Servicer Report, the Reinsurance Servicer Report, the AIC Retrocession Agreement, the ANLIC (Hawaii) YRT Retrocession Agreement, the CG YRT Retrocession Agreement, the Successor YRT Retrocession Agreement and the Fixed Account Segregated Asset Requirements and Procedures.

     "Reinsurance  Servicer  Report" means a report in substantially the form of
      -----------------------------
Exhibit  1.01B  hereto,  furnished by the Servicer to ANLIC (Hawaii) pursuant to
Section  4.02.


     "Responsible  Officer"  means,  in  respect  of  any Person, any authorized
      --------------------
officer of such Person who has the title of vice president or higher or an officer performing substantially the same function of such officer.

     "S&P"  means  Standard  &  Poor's, a division of The McGraw Hill Companies.
      ---

     "SAP"  means,  with  respect  to any Person, statutory accounting practices
      ---
prescribed or permitted by the insurance regulator of the jurisdiction of domicile of such Person.

     "Service  Transfer"  has  the  meaning  assigned  to  that  term in Section
      -----------------
4.01(b).
      -

     "Servicer"  has  the  meaning  specified in Section 4.01(a) and on the date
      --------
hereof  means  the  Initial  Servicer.
     "Servicer  Default"  means  any  one  or  more  of  the  following:
      -----------------

     (a)     a  Servicer  Remedy  Event  specified  in  Section  5.01(a);  or

     (b) any action taken or omitted by the Initial Servicer or any Servicer that is an Affiliate of Anchor which has a Material Adverse Effect; or

     (c) a Servicer Remedy Event specified in Section 5.01(g) with respect to the Initial Servicer or any Servicer that is an Affiliate of Anchor.

     "Servicer  Remedy  Event"  has  the  meaning  specified  in  Section  5.01.
      -----------------------

     "Standing  Instructions"  means  the  irrevocable  standing instructions in
      ----------------------
substantially  the  form  of  Schedule  13.1-2  of  the  Reinsurance  Agreement.

     "Successor  Servicer"  means  at  any  time  the Person (including CNAI, as
      -------------------
agent, but excluding the Initial Servicer) then authorized pursuant to Article IV to service, administer and collect the Gross Amounts Payable.

     "Surrender"  means,  with respect to an Annuity, a total withdrawal of 100%
      ---------
of the accumulated value of the Annuity (other than through the receipt of annuity payments during the Income Phase (as defined in the Prospectus) or the payment of a death benefit) which results in a cancellation of the Annuity. For purposes of this Agreement, partial withdrawals shall not be deemed Surrenders.

     "Surrendered  Annuity"  means  an Annuity with respect to which a Surrender
      --------------------
has  occurred.

     SECTION  1.02.  Other  Terms.  As  used  herein,  and in any certificate or
                     ------------
other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section 1.01, and accounting terms partly defined in Section 1.01 to the extent not defined, shall have the respective meanings given to them under GAAP or SAP, as applicable, in effect on the date hereof. To the extent that the definitions of accounting terms are inconsistent with the meanings of such terms under GAAP or SAP, as applicable, the definitions contained herein shall control. The term "including" means "including but not limited to". All terms used in Article 9 of the UCC, and not specifically defined herein, are used herein as defined in such Article 9. As used in any Reinsurance Document, the phrase "hold in trust" shall not require segregation of assets unless expressly set forth to the contrary.

     SECTION  1.03.  Computation  of  Time  Periods.  Unless otherwise stated in
                     ------------------------------
this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

     SECTION  1.04.  Other  Definitional  Provisions.  (a)  The  headings of the
                     -------------------------------
sections of this Agreement are solely for convenience of reference and shall not affect the meaning, construction or effect of this Agreement.

     (b) All terms defined in this Agreement shall have the defined meaning when used in any certificate or other documents made or delivered pursuant hereto unless otherwise defined therein.
     (c) Any reference herein to any statute, agreement or document, or any section thereof, shall, unless otherwise expressly provided, be a reference to such statute, agreement, document or section as amended, modified or supplemented (including any successor section) and in effect from time to time.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     SECTION  2.01.   Representations  and  Warranties  of   Anchor.    Anchor
                      ---------------------------------------------
represents  and  warrants  as  of  the  date  hereof  as  follows:

     (a) The execution, delivery and performance by Anchor of the Reinsurance Documents to which it is a party are within Anchor's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) Anchor's articles of incorporation or by-laws or (ii) law or any regulation or contractual restriction binding on or affecting Anchor, and do not result in or require the creation of any Adverse Claim (other than pursuant thereto) upon or with respect to the Separate Accounts or Annuities or any of its properties; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law (other than California Civil Code 3440.1, which has been duly complied with).

     (b) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by Anchor of any Reinsurance Document to which it is a party, or for the exercise by ANLIC (Hawaii) of its rights and remedies under any such Reinsurance Document, except for such other filings with and approvals of such Governmental Authorities as have been duly made and obtained prior to the date hereof.

     (c) Each Reinsurance Document to which it is a party is the legal, valid and binding obligation of Anchor enforceable against Anchor in accordance with its respective terms. The Reinsurance Documents to which it is a party have been duly executed and delivered by Anchor.

     (d) There is no pending or, to the knowledge of Anchor, threatened action or proceeding against or involving any Anchor Party before any court, Governmental Authority or arbitrator that may have a Material Adverse Effect or that purports to affect the legality, validity or enforceability of the Reinsurance Documents.

     (e) Schedule 2.01(e) hereof contains true, correct and complete copies of each of the forms of Annuity agreements (including but not limited to the form of each endorsement included in any Annuity) and such forms of Annuity contracts have been furnished to Connecticut General Life Insurance Company in connection with the CG YRT Retrocession Agreement.

     (f) Set forth on Schedule 2.01(f) hereto are the CARVM reserve methodology for the Polaris program and for the Pathway program in use by Anchor, as approved by the Arizona Department of Insurance and in use in other applicable jurisdictions.

     SECTION  2.02.  Representations and Warranties of the Initial Servicer. The
                     ------------------------------------------------------
Initial  Servicer  represents  and  warrants  as  of the date hereof as follows:

     (a) The Initial Servicer is a stock life insurance company duly incorporated, validly existing and in good standing under the laws of Arizona and is duly qualified and licensed in the District of Columbia and all States of the United States of America except the States of New York and Wyoming and in good standing as a foreign insurer in each jurisdiction where the failure to be so qualified would have a Material Adverse Effect.

     (b) The execution, delivery and performance by the Initial Servicer of each Reinsurance Document to which it is a party are within the Initial Servicer's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) the Initial Servicer's articles of incorporation or by-laws or (ii) law or any regulation or contractual restriction binding on or affecting the Initial Servicer, and do not result in or require the creation of any Adverse Claim (other than pursuant thereto) upon or with respect to the Separate Account or Annuities or any of its properties; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law (other than California Civil Code 3440.1, which has been duly complied with).

     (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Initial Servicer of any Reinsurance Document to which it is a party, or for the exercise by ANLIC (Hawaii) of its rights and remedies under any such Reinsurance Document, except for such other filings with and approvals of such Governmental Authorities as have been duly made and obtained prior to the date hereof.

     (d) Each Reinsurance Document to which it is a party is the legal, valid and binding obligation of the Initial Servicer enforceable against the Initial Servicer in accordance with its terms. The Reinsurance Documents to which it is a party have been duly executed and delivered by the Initial Servicer.

     (e) The annual Convention Statement of the Initial Servicer including, the provisions made therein for investments and the valuation thereof, reserves, policy and contract claims and statutory liabilities, as filed with the Department and delivered to ANLIC (Hawaii) prior to the execution and delivery of this Agreement, as of and for the years ended December 31, 1996, 1997 and 1998 (collectively, the "Initial Servicer Statutory Financial Statements"), have
                         -----------------------------------------------
been prepared in accordance with SAP applicable thereto applied on a consistent basis (except as noted therein). Each such Initial Servicer Statutory Financial Statement was in compliance with applicable law when filed. According to the best of the Initial Servicer's information, knowledge and belief, the Initial Servicer Statutory Financial Statements are a full and true statement of all the assets and liabilities and of the condition and affairs of the Initial Servicer as of the respective dates thereof and of its income and deductions therefrom for the respective years ended on such dates and have been completed in accordance with the NAIC annual statement instructions and accounting practices and procedures manuals except to the extent that state law may differ or that state rules or regulations require differences in reporting not related to accounting practices and procedures.

     (f) There is no pending or, to the knowledge of the Initial Servicer, threatened action or proceeding against or involving any Anchor Party before any court, Governmental Authority or arbitrator that may materially adversely affect
(i) the financial condition or operations of the Initial Servicer or (ii) the ability of the Initial Servicer to perform its obligations under any Reinsurance Document to which it is a party, or that purports to affect the legality, validity or enforceability of any Reinsurance Document.

                                   ARTICLE III

                                GENERAL COVENANTS

     SECTION  3.01.  Affirmative  Covenants  of  Anchor.  Until  the  Terminal
                     ----------------------------------
Accounting Date, Anchor will, unless ANLIC (Hawaii) shall otherwise consent in writing:

     (a)     Other Agreements.  Duly and punctually observe and perform each and
             ----------------
every obligation on its part to be observed or performed under each Reinsurance Document to which it is a party, all of the terms of which (as the same may be modified or amended from time to time as permitted herein) are hereby incorporated herein by reference to the same extent as if set forth in full herein irrespective of any expiration or termination of the such Reinsurance Document.

     (b)     Collections Received by Anchor.  (i) Deposit to the Cash Collateral
             ------------------------------
Account on each Payment Date all Net Amounts Payable received from time to time by Anchor and (ii) if Anchor has a claim's payment rating below A by S&P or below A2 by Moody's, to the extent any distribution representing M&E Fees (as defined in the Standing Instructions) other than a distribution on a Payment Date pursuant to a Reinsurance Servicer Report shall be received by Anchor notwithstanding the Custodian's receipt of the notice delivered pursuant to the Standing Instructions, return such M&E Fees to the Custodian immediately upon receipt and, until the same are so returned, hold and segregate the same.

     (c)     Notices.  Furnish  to  Citicorp  North  America,  Inc., at 399 Park
             -------
Avenue,  6th  Floor/Zone  #2, New York, NY 10043, Telecopy (212) 758-6272, Attn:
Art  Bovino,  all  notices  delivered  under  the  Reinsurance  Agreement.

     SECTION 3.02.  Negative Covenants of Anchor.  Until the Terminal Accounting
                    ----------------------------
Date, Anchor will not, unless ANLIC (Hawaii) shall otherwise consent in writing:

     (a)     Waive,  amend  or  otherwise  modify in any respect any Reinsurance
Document;

     (b) Waive, amend or otherwise modify in any respect the CARVM reserve methodology and pricing assumptions set forth on Schedule 2.01(f) hereto, except to the extent permitted by Section 14.2(i) of the Reinsurance Agreement;

     (c) Add any Fund pursuant to Section 14.7 of the Reinsurance Agreement unless Anchor shall have delivered to ANLIC (Hawaii) a counterpart of the Standing Instructions duly executed by such Fund; or

     (d) Make any change in the character of its business or consent to any change of the Collection Procedures, which change would be reasonably likely to impair the collectability of the Gross Amounts Payable.

     SECTION  3.03.  Affirmative  Covenants  of the Initial Servicer.  Until the
                     -----------------------------------------------
payment in full in cash of all amounts payable under the Reinsurance Documents, the Initial Servicer will, unless ANLIC (Hawaii) shall otherwise consent in writing:

     (a)     Performance.  Duly  and  punctually  observe  and  perform each and
             -----------
every obligation on its part to be observed or performed under this Agreement, all of the terms of which (as the same may be modified or amended from time to time as permitted herein) are hereby incorporated herein by reference to the same extent as if set forth in full herein irrespective of any expiration or termination of the Reinsurance Agreement.

     (b)     Performance  and Compliance with Charges and Annuities.  Timely and
             ------------------------------------------------------
fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Annuities.

     (c)     Collections  Received by the Initial Servicer.  Deposit to the Cash
             ---------------------------------------------
Collateral Account, on each date when such a deposit is required for the Servicer under Article IV of this Agreement or is required pursuant to the Standing Instructions, all Net Amounts Payable received from time to time by the Initial Servicer or by Anchor.

     (d)     Collection  Procedures,  Allocation  Procedures  and  Standing
             --------------------------------------------------------------
Instructions.  Implement and comply at all times with the Collection Procedures,
         ---
the  Allocation  Procedures  and  the  Standing  Instructions.

     (e)     Audits.  At  any time and from time to time during regular business
             ------
hours, permit ANLIC (Hawaii), or its agents or representatives (including any Successor Servicer), upon reasonable advance notice (i) to examine and make copies of and abstracts from all books, records and documents (including computer tapes and disks) in the possession or under the control of Anchor relating to the Annuities and the Gross Amounts Payable and (ii) to visit the offices and properties of Anchor for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Annuities and the Gross Amounts Payable or Anchor's performance under the Reinsurance Documents or under the Annuities with any of the officers or employees of Anchor having knowledge of such matters, provided that by exercising any such rights ANLIC (Hawaii) agrees that it will hold in confidence all information so obtained and will use the same only for the purposes contemplated by the Reinsurance Documents.

     SECTION  3.04.  Reporting  Requirements of the Initial Servicer.  Until the
                     -----------------------------------------------
Terminal Accounting Date, the Initial Servicer will, unless ANLIC (Hawaii) shall otherwise consent in writing, furnish to ANLIC (Hawaii) (in addition to the Initial Servicer's obligations under Section 3.03(a)):

     (a) as soon as possible and in any event within five Business Days after the Initial Servicer's knowledge of the occurrence of (i) each Servicer Remedy Event or Servicer Default, (ii) each Recapture Event, (iii) each event that, with the giving of notice or lapse of time or both, would constitute a Servicer Remedy Event, Recapture Event or Servicer Default, or (iii) any Material Adverse Effect, a written statement of a Responsible Officer of the Initial Servicer setting forth details of such Servicer Remedy Event, Recapture Event, Servicer Default, Event of Default, other event or effect and the action that the Initial Servicer proposes to take with respect thereto;

     (b) (A) promptly upon becoming available, but in any event within 75 days after the end of each calendar year, a copy of the annual Convention Statements of the Initial Servicer for such calendar year, and (B) promptly upon becoming available, but in any event within 60 days after the end of each of the first three calendar quarters, a copy of the quarterly Conventions Statements of the Initial Servicer for such quarter, in each case as filed by the Initial Servicer with the Department and executed by the appropriate officer under the laws of the state of domicile of the Initial Servicer, prepared in accordance with SAP and accompanied by the certification of the chief financial officer or chief executive officer or controller or treasurer of the Initial Servicer that such annual or quarterly Convention Statement presents, to the best of his or her information, knowledge and belief, a full and true statement of all the assets and liabilities and of the condition and affairs of the Initial Servicer as of the date thereof and of its income and deductions therefrom for the period ended on such date and have been completed in accordance with the NAIC statement instructions and accounting practices and procedures manuals except to the extent that state law may differ or that state rules or regulations require differences in reporting not related to accounting practices and procedures;

     (c) within 90 days after the end of each calendar year, a copy of each "Statement of Actuarial Opinion" that is provided to the Department (or equivalent information should the Department no longer require such a statement) as to the adequacy of aggregate reserves for life policies and contracts of the Initial Servicer;

     (d) as soon as possible and in any event within five Business Days after the occurrence of any adjustment, settlement, waiver, compromise or change in the terms or conditions of any Annuity or any credit, discount or release in respect thereof, other than (i) that which is permitted by the Waiver Allowance, and (ii) any adjustments, settlements, waivers, compromises or changes in the terms or conditions of any charges or any credits, discounts or releases in respect thereof which, in the aggregate, exceeds $500,000 in excess of the Waiver Allowance in any calendar year, the statement of a Responsible Officer of the Initial Servicer setting forth details thereof;

     (e) promptly after the receipt thereof and in any event within five Business Days, copies of each communication received by the Initial Servicer from the Securities and Exchange Commission or the National Association of Securities Dealers to Anchor reporting the final results of, any audit or other investigation related to the Annuities or any aspect of the sale, maintenance, investment or administration thereof; and

     (f) promptly, from time to time, such other information, documents, records or reports respecting the Annuities and the Gross Amounts Payable or the conditions or operations, financial or otherwise, of the Initial Servicer, as ANLIC (Hawaii) may from time to time reasonably request in writing in order to protect ANLIC (Hawaii)'s interests under or contemplated by any Reinsurance Document.

     SECTION  3.05.   Negative  Covenants  of  the  Initial Servicer.  Until the
                      ----------------------------------------------

Terminal Accounting Date, the Initial Servicer will not, unless ANLIC (Hawaii) shall otherwise consent in writing:

     (a)     Waive,  amend  or  otherwise  modify in any respect any Reinsurance
Document;

     (b) Waive, amend or otherwise modify in any respect the CARVM reserve methodology and pricing assumptions set forth on Schedule 2.01(f) hereto, except to the extent permitted by Section 14.2(i) of the Reinsurance Agreement; and

     (c)     Consolidate  with  or merge with or into any other Person, provided
                                                                        --------
that this Section 3.05(c) shall not apply to any merger of the Initial Servicer with another Person if both (i) the Initial Servicer is the corporation surviving to such merger and (ii) immediately after giving effect to such merger no event or condition shall have occurred and be continuing which constitutes, or with notice or lapse of time would constitute, a Servicer Remedy Event.

     SECTION  3.06.  Reporting  Requirements  of  ANLIC  (Hawaii).  Until  the
                     --------------------------------------------
Terminal Accounting Date, ANLIC (Hawaii) will, unless ANLIC (Hawaii) shall otherwise consent in writing, furnish to the Agent:

     (a) as soon as available and in any event within 60 days of the end of each of the first three quarters of each calendar year, balance sheets of ANLIC (Hawaii) prepared in accordance with GAAP as of the end of such quarter, and the related statement of operations and surplus of ANLIC (Hawaii) each prepared in accordance with GAAP for the period commencing at the end of the previous calendar year and ending with the end of such quarter, certified by the chief financial officer or chief accounting officer of ANLIC (Hawaii);

     (b) as soon as available and in any event within 90 days after the end of each calendar year, balance sheets of ANLIC (Hawaii) prepared in accordance with GAAP as at the end of such year, and the related statement of operations and surplus of ANLIC (Hawaii) for such year each prepared in accordance with GAAP and certified by the chief financial officer or chief accounting officer of ANLIC (Hawaii);

     (c) promptly, from time to time, such other information, documents, records or reports respecting the Annuities, the Gross Amounts Payable or the conditions or operations, financial or otherwise, of ANLIC (Hawaii), as the Agent may from time to time reasonably request in writing; and

     (d) promptly prepare the annual actuarial report required by the Insurance Division of the Department of Commerce & Consumer Affairs of the State of Hawaii.

     SECTION  3.07.  Reporting  Requirements  of  AIC.  Until  the  Terminal
                     --------------------------------
Accounting Date, AIC will, unless ANLIC (Hawaii) shall otherwise consent in writing, furnish to ANLIC (Hawaii):

     (a) as soon as available and in any event within 60 days of the end of each of the first three quarters of each calendar year, balance sheets of AIC prepared in accordance with GAAP as of the end of such quarter, and the related statement of operations and surplus of AIC each prepared in accordance with GAAP for the period commencing at the end of the previous calendar year and ending with the end of such quarter, certified by the chief financial officer or chief accounting officer of AIC;

     (b) as soon as available and in any event within 90 days after the end of each calendar year, balance sheets of AIC prepared in accordance with GAAP as at the end of such year, and the related statement of operations and surplus of AIC for such year each prepared in accordance with GAAP and certified by the chief financial officer or chief accounting officer of AIC;

     (c) promptly, from time to time, such other information, documents, records or reports respecting the Reinsurance Documents or the conditions or operations, financial or otherwise, of Anchor, as CNAI may from time to time reasonably request in writing in order to protect ANLIC (Hawaii)'s interests under or contemplated by any Reinsurance Document; and

     (d) promptly prepare the annual actuarial report required by Insurance Division of the Department of Commerce & Consumer Affairs of the State of Hawaii.

                                   ARTICLE IV

                          ADMINISTRATION AND COLLECTION

SECTION 4.01.  Designation of Servicer.  (a)  The Gross Amounts Payable shall be
               -----------------------
serviced,  administered  and collected by the Person (the "Servicer") designated
                                                           --------
to do so from time to time in accordance with this Section 4.01. Until ANLIC (Hawaii) designates a new Servicer pursuant to this Section 4.01, SunAmerica Life Insurance Company is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof. Anchor agrees to pay to the Initial Servicer on demand all of its fees, costs and expenses in connection with the performance of its obligation as Servicer. If any Servicer Default shall have occurred and be continuing, Anchor may designate as Servicer any Person (a "Successor Servicer") permitted hereby to succeed in
                             ------------------
whole or in part the Initial Servicer or any successor, if such Person shall be approved by ANLIC (Hawaii) (which approval not to be unreasonably delayed or withheld) and shall agree in writing (and obtain all necessary licenses and regulatory approvals) to perform the duties and obligations of the Servicer pursuant to the terms hereof to the extent requested by Anchor and permitted by all applicable laws, rules and regulations. If Anchor is unable to obtain the consent of a third party to succeed the Initial Servicer or a Successor Servicer, as the case may be, as Servicer, ANLIC (Hawaii) hereby reserves the right to act as Servicer in whole or in part in accordance with the preceding sentence. Notwithstanding anything to the contrary in any Reinsurance Document and without limiting the scope of duties and obligations that may be performed by a Successor Servicer, the Successor Servicer may from time to time during regular business hours inspect records and oversee activities of the Initial Servicer in respect of its performance of obligations under the Reinsurance Documents, including but not limited  to  taking  all  actions  and  reviewing all information appropriate to confirm compliance with the Collection Procedures, Allocation Procedures and Fixed Account Segregated Asset Requirements and Procedures. The Servicer may, with the prior written consent of ANLIC (Hawaii), subcontract with any other Person to service, administer or collect the Gross Amounts Payable if such
Person is permitted to do so by all applicable laws, rules and regulations, provided that (i) the Person with whom the Servicer so subcontracts shall not
    ----
become the Servicer hereunder and the Servicer shall remain liable for the performance of the duties and obligations of the Servicer pursuant to the terms hereof and (ii) the Initial Servicer is not required to obtain the prior written consent of ANLIC (Hawaii) to subcontract (A) with any Affiliate of the Initial Servicer or (B) with any other Person approved by the Department.

     (b) Upon the designation of any Successor Servicer pursuant to Section 4.01(a), all authority and power of the Servicer under this Agreement in respect of the duties and obligations to be performed by such Successor Servicer shall pass to and be vested in a Successor Servicer (a "Service Transfer"); provided,
                                                   ----------------    --------
however,  that  the  responsibilities  and  duties  of  the  Servicer under this
-------
Agreement  for  Collections  received  prior  to such designation of a Successor
-------
Servicer,  and  the  responsibilities  and  duties  of  the  Servicer  which the
----
Successor  Servicer  has  not  expressly agreed to perform, shall not terminate.
----
Without  limitation  but solely to the extent permitted by applicable law, ANLIC
--
(Hawaii) is hereby authorized and empowered (upon the failure of the Servicer to cooperate) with full power of substitution to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Service Transfer. The Servicer agrees to cooperate with ANLIC (Hawaii) and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including the transfer to such Successor Servicer of all authority of the Servicer to service the Gross Amounts Payable provided for under this Agreement to the extent requested for such Service Transfer, including all authority over all Collections that shall on the date of transfer be held by the Servicer for deposit, or that have been deposited by the Servicer, in the Cash Collateral Account or the Agent's Account, or that shall thereafter be received with respect to the Charges, and in assisting the Successor Servicer. To the extent requested by ANLIC (Hawaii) in connection with such Service Transfer, the Servicer shall promptly at its own expense (i) transfer its electronic records relating to the Gross Amounts Payable to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and (ii) transfer to the Successor Servicer copies (and, to the extent required for enforcement, originals) of all other records, correspondence and documents necessary for the continued servicing of the Annuities and the Gross Amounts Payable, in the manner and at such times as the Successor Servicer shall reasonably request. To the extent that compliance with this Section 4.01(b) shall require the Servicer to disclose to the Successor Servicer information of any kind that the Servicer reasonably deems to be confidential or subject to licensing restrictions, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interest or to comply with the requirements of such licensing restrictions. The Initial Servicer, however, will continue at all times to prepare and furnish in accordance with the Reinsurance Documents
(1) a Reinsurance Servicer Report on or before the fifteenth (15th) Business Day of each month and (2) all reports as and when required by Section 3.06 for ANLIC (Hawaii) and Section 3.07 for AIC, and each Successor Servicer shall make available to the Initial Servicer any information in the possession of such Successor Servicer necessary for the Initial Servicer to prepare any Reinsurance Servicer Report.

     SECTION  4.02.  Duties  of  Servicer.  (a)  ANLIC  (Hawaii), AIC and Anchor
                     --------------------
hereby appoint as their agent the Servicer, from time to time designated pursuant to Section 4.01, to perform the functions which the Servicer is to perform under the Reinsurance Documents. The Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect all Gross Amounts Payable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Reinsurance Documents. In addition, the Servicer shall prepare on behalf of ANLIC (Hawaii) and AIC the annual actuarial report required Insurance Division of the Department of Commerce & Consumer Affairs of the State of Hawaii.

     (b) Except as provided in Section 4.02(c), the Servicer will cause Anchor to deposit all Net Amounts Payable in the Cash Collateral Account (to the extent not previously so deposited) on each Payment Date. The Servicer shall, not later than two Business Days prior to each Payment Date, deliver to ANLIC (Hawaii) the Reinsurance Servicer Report.

     (c) Upon receipt by the Servicer of a request to do so from ANLIC (Hawaii) stating that an event or condition has occurred and is continuing which constitutes, or with notice or lapse of time or both would constitute, a Servicer Remedy Event or that the claims paying rating of Anchor or the Initial Servicer has become less than A2 by Moody's or A by S&P, the Servicer shall:

     (i) cause all Charges to be identified in the Daily Reinsurance Servicer Report in accordance with the Reinsurance Documents on each Business Day (A) in the case of contingent deferred sales charges, on the Business Day on which they accrue, and (B) in the case of all other Gross Amounts Payable, on the first Business Day after they accrue,

     (ii) provide to the Custodian and to the Agent on each Business Day a Daily Reinsurance Servicer Report, and

     (iii) to the extent any distribution representing M&E Fees (as defined in the Standing Instructions) other than a distribution on a Payment Date pursuant to a Reinsurance Servicer Report shall be received by the Initial Servicer notwithstanding the Custodian's receipt of the notice delivered pursuant to the Standing Instructions, return such M&E Fees to the Custodian immediately upon receipt and, until the same are so returned, hold in trust and segregate the same.

ANLIC (Hawaii) may require compliance with this Section 4.02(c) whether or not ANLIC (Hawaii) shall have designated a Successor Servicer under Section 4.01.

     (d) Upon the request of ANLIC (Hawaii) after a Servicer Default shall have occurred and be continuing, the Initial Servicer shall deliver to the Successor Servicer, and the Successor Servicer shall hold in trust for ANLIC (Hawaii) in accordance with their respective interests, copies (and, to the extent required for enforcement, originals) of all documents, instruments and records (including computer tapes or disks) that evidence or relate to the Net Amounts Payable.

     (e) The Servicer's authorization under this Agreement shall terminate upon the indefeasible payment in full in cash of amounts payable under the Reinsurance Documents and receipt by ANLIC (Hawaii) and the Servicer, respectively, of all other amounts owed to ANLIC (Hawaii) and the Servicer under this Agreement (unless otherwise agreed by ANLIC (Hawaii) and the Servicer).

     (f) No later than two Business Days prior to any Payment Date, the Servicer shall provide to ANLIC (Hawaii) a Reinsurance Servicer Report as of the last day of the immediately preceding calendar month.

     SECTION  4.03.  Rights  of  ANLIC  (Hawaii).  At  any  time  following  the
                     ---------------------------
designation  of  a  Servicer other than the Initial Servicer pursuant to Section
4.01  and  subject  at  all  times  to  compliance  with  applicable  law:

     (a)     Anchor and the Initial Servicer shall, at ANLIC (Hawaii)'s request,
(i) assemble all of the documents, instruments and other records (including computer tapes and disks) that evidence the Annuities and the Gross Amounts Payable, or which are otherwise necessary or desirable to collect such Gross Amounts Payable, and shall make copies (and, to the extent required for enforcement, originals) of the same available to ANLIC (Hawaii) at a place selected by ANLIC (Hawaii) or its designee, and (ii) promptly upon receipt, segregate and remit all cash constituting Net Amounts Payable to ANLIC (Hawaii) or its designee.

     (b) ANLIC (Hawaii) may, to the maximum extent permitted by applicable law, take any and all steps in Anchor's or the Initial Servicer's name and on behalf of Anchor, the Initial Servicer and the other Anchor Parties necessary or desirable, in the determination of ANLIC (Hawaii), to collect all amounts due in respect of the Gross Amounts Payable.

     SECTION 4.04.  Responsibilities of Anchor.  Anything herein to the contrary
                    --------------------------
notwithstanding:

     (a) Anchor shall perform all of its obligations under the Annuities in accordance with its customary practices and the exercise by ANLIC (Hawaii) of its rights hereunder shall not relieve Anchor from such obligations or its obligations with respect to Gross Amounts Payable.

     (b) ANLIC (Hawaii) shall not have any obligation or liability with respect to the Annuities or the Gross Amounts Payable.

     (c) Anchor will deposit to the Cash Collateral Account, on each date when such a deposit is required for the Servicer under Article IV of this Agreement or is required pursuant to the Standing Instructions, all Net

Amounts Payable received from time to time by Anchor. Anchor shall not adjust, settle or compromise the amount or payment of any Charges, release wholly or partly the Custodian or any obligor thereunder, or allow any credit or discount thereon, except for the Waiver Allowance.

     SECTION  4.05.  Further  Action.  (a)  ANLIC  (Hawaii), AIC, Anchor and the
                     ---------------
Initial Servicer each agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that ANLIC (Hawaii) may reasonably request, in order to, protect or more fully evidence the interests of ANLIC (Hawaii) in the Reinsurance Documents, or to enable any of them to exercise and enforce any of their respective rights and remedies under the Reinsurance Documents.

                                    ARTICLE V

                             SERVICER REMEDY EVENTS

     SECTION  5.01.  Servicer  Remedy Event.  Each of the following events shall
                     ----------------------
constitute  a  "Servicer  Remedy  Event":
                -----------------------

     (a) The Servicer (i) shall fail to perform or observe any term, covenant or agreement hereunder (other than as referred to in Section 3.04(b), (c) or (e) or clause (ii) of this Section 5.01(a)) on its part to be performed or observed and such failure shall remain unremedied for 3 Business Days or (ii) shall fail to make any payment or deposit to be made by it under any Reinsurance Document when due (or, upon the discovery of an unintentional error in a Reinsurance Servicer Report as to an amount to be so paid or deposited, within 3 Business Days after such discovery if (A) the amount erroneously stated in such Reinsurance Servicer Report was paid or deposited when due, (B) within such 3 Business Days the Servicer provides to ANLIC (Hawaii) a corrected Reinsurance Servicer Report and (C) such Reinsurance Servicer Report states a greater amount to be paid or deposited); or

     (b) Anchor shall fail to perform or observe any term, covenant or agreement contained in Section 3.01(b), Section 3.02, Section 14.4(g) of the Reinsurance Agreement, or Section 14.5(c) of the Reinsurance Agreement; or

     (c) Any representation or warranty or statement made by any Anchor Party (or any of their respective officers) in or furnished pursuant to any Reinsurance Document shall prove to have been incorrect in any material respect when made; or

     (d) Any Anchor Party shall fail to perform or observe any other term, covenant or agreement contained in any Reinsurance Document on its part to be performed or observed and any such failure shall remain unremedied for 10 days after written notice thereof shall have been given to such Anchor Party by ANLIC (Hawaii); or

     (e) Anchor shall fail to pay any principal of or premium or interest on any Debt which is outstanding in a principal amount of at least U.S.

$50,000,000 in the aggregate, within the applicable grace period (if any) for such payment after the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt which has not been effectively waived under such agreement or instrument if the effect of such event or condition (after the expiration of any grace or cure periods provided for therein) is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be accelerated or otherwise declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

     (f) Anchor shall fail for any reason to own all Annuities and Charges and rights therein free and clear of any Adverse Claim; or

     (g) There shall be a filing or entry of a decree or order for relief by a court, or the commencement of a delinquency proceeding by a Governmental Authority (including any insurance regulatory authority), having jurisdiction in the premises in respect of any Anchor Party or any substantial part of their respective property in an involuntary case or proceeding under any applicable bankruptcy, insolvency, rehabilitation, liquidation, reorganization, conservation, dissolution or other similar law now or hereafter in effect, or there shall be appointed a receiver, liquidator, rehabilitator, conservator, assignee, custodian, trustee, sequestrator or similar official for any Anchor Party or for any substantial part of its respective property, or there shall be ordered a winding-up, liquidation, rehabilitation, reorganization, conservation or dissolution of any Anchor Party's business, and (other than in a case or proceeding in which such case, proceeding, decree, order or appointment was instituted by an Affiliate of an Anchor Party or by a Governmental Authority (including any insurance regulatory authority)) where any of the foregoing matters shall remain unstayed and in effect for a period of 60 consecutive days; any Anchor Party shall commence a voluntary case or proceeding under any applicable bankruptcy, insolvency, rehabilitation, liquidation, reorganization, conservation, dissolution or other similar law now or hereafter in effect, or any Anchor Party shall consent to the entry of an order for relief in an involuntary case or proceeding under any such law or shall consent to the appointment of or taking possession by a receiver, liquidator, rehabilitator, conservator, assignee, custodian, trustee, sequestrator or similar official for such Anchor Party or for any substantial part of its property, or any Anchor
Party shall make any general assignment for the benefit of creditors, or any Anchor Party shall fail generally to pay its debts as such debts become due or any Anchor Party shall admit in writing its inability to pay its debts generally; or any Anchor Party shall take any corporate action to authorize any of the actions set forth above in this subsection (g); or

     (h) Any "Event of Recapture" shall occur under and as defined in the Reinsurance Agreement or the AIC Retrocession Agreement;

then, and in any such event, or in the event that Anchor has a claim's payment rating below A by S&P or below A2 by Moody's, ANLIC (Hawaii) may at any time thereafter deliver the notice referred to in Section 2 of the Standing Instructions to the Custodian. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or this or any other agreement.

                                   ARTICLE VI

                                  MISCELLANEOUS

     SECTION 6.01.  Amendments, Etc.  No amendment or waiver of any provision of
                    ---------------
this Agreement, and no consent to any departure by Anchor or the Initial Servicer herefrom, shall in any event be effective unless the same shall be in writing and signed by ANLIC (Hawaii), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 6.02.  Notices, Etc.  All notices and other communications provided
                    ------------
for hereunder shall, unless otherwise stated herein, be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered by hand or by overnight courier, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective when received.

     SECTION  6.03.  No  Waiver;  Remedies.  No  failure  on  the  part of ANLIC
                     ---------------------
(Hawaii) to exercise, and no delay in exercising, any of its rights hereunder or under any Reinsurance Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION  6.04.  Binding  Effect;  Assignability.  This  Agreement  shall be
                     -------------------------------
binding upon and inure to the benefit of ANLIC (Hawaii), Anchor, the Servicer and their respective assigns, except that neither the Servicer nor Anchor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of ANLIC (Hawaii). This Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, as all amounts payable under the Reinsurance Documents shall have been indefeasibly paid in full in cash.

     SECTION  6.05.  Consent  to  Jurisdiction.  (a)  Each  party  hereto hereby
                     -------------------------
irrevocably submits to the exclusive jurisdiction of any State or Federal court sitting in the State of Delaware, or, if no court in Delaware will exercise jurisdiction, Arizona, and any appellate court from any thereof in any action or proceeding arising out of or relating to any Reinsurance Document or any other instrument or document furnished pursuant hereto, and each such party hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Delaware or Arizona State court, as the case may be, or in such Federal court sitting in Delaware or Arizona, as the case may be. Each such party hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each such party irrevocably consents to the service of copies of the summons and complaint and any other process that may be served in any such action or proceeding by the mailing of copies of such process to such party at its address specified pursuant to Section 6.02. Each such party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     (b) Nothing in this Section 6.05 shall affect the right of any such party to serve legal process in any other manner permitted by law or affect the right of any such party to bring any action or proceeding against any other such party or their respective property in the courts of other jurisdictions other than the State of New York if no court in the States of Delaware or Arizona will exercise jurisdiction.

     SECTION  6.06.  GOVERNING LAW.  THIS AGREEMENT AND THE CERTIFICATE SHALL BE
                     -------------
GOVERNED  BY,  AND  CONSTRUED  IN  ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
YORK.

     SECTION  6.07.  No  Proceedings.  ANLIC  (Hawaii),  AIC,  Anchor  and  the
                     ---------------
Servicer each hereby agrees that it will not institute against the Purchaser any proceeding of the type referred to in Section 5.01(g) so long as any commercial paper or other debt securities issued by the Purchaser shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such commercial paper or other debt securities shall have been outstanding.

     SECTION  6.08.  Confidentiality.  (a)  The  structure  of  the transactions
                     ---------------
contemplated by the Reinsurance Documents (as defined in this Agreement and the Servicing Agreement dated as of December 31, 1997 among ANLIC Insurance Company (Hawaii), Anchor, Anchor Insurance Company (Hawaii) and SunAmerica Life Insurance Company), any related analyses, computer models, information, tax, legal or accounting opinions or other documents and any related written information (collectively, "Citicorp Product Information") constitute CNAI's
                              ------------------------------
proprietary  information;  provided  that Citicorp Product Information shall not
                           --------
include  any  information  that:
     (i) is or becomes available to the public other than as a result of disclosure by the Company Representatives, ANLIC (Hawaii), the Initial Servicer or Anchor, or

     (ii) was known by or was in the possession of ANLIC (Hawaii), the Initial Servicer or Anchor prior to its disclosure by CNAI to ANLIC (Hawaii), the Initial Servicer or Anchor, or

     (iii) becomes available to ANLIC (Hawaii), the Initial Servicer or Anchor on a non-confidential basis from a source not known to be bound by a confidentiality agreement with or under other obligation of secrecy to CNAI.

     (b) ANLIC (Hawaii), the Initial Servicer and Anchor agree to maintain the confidentiality of the Citicorp Product Information (and all drafts thereof) and not to disclose the Citicorp Product Information, directly or indirectly, without CNAI's consent, other than:

     (i) to their respective officers, directors, employees, agents, attorneys, accountants and advisors ("Company Representatives"), and then only
                                        -----------------------
on  a  confidential,  need-to-know  basis,

     (ii)     as  required  by  law,  rule  or regulation or judicial process or

     (iii) as requested or required by any state, local, federal or foreign authority or examiner regulating insurance or reinsurance companies or banking or otherwise having jurisdiction.

     (c) ANLIC (Hawaii), the Initial Servicer and Anchor agree to use the Citicorp Product Information only in connection with the transaction contemplated by the Reinsurance Documents and not for any other purpose.

     (d) ANLIC (Hawaii), the Initial Servicer and Anchor agree to cause the Company Representatives and the Anchor Parties to comply with these provisions and to be responsible for any failure of any such representatives and the Anchor Parties so to comply.

     (e) In the event that ANLIC (Hawaii), the Initial Servicer and Anchor are requested, compelled or required (by deposition, interrogatory, request for information or production of documents, subpoena, civil investigative demand or similar process) to disclose any Citicorp Product Information, then ANLIC (Hawaii), the Initial Servicer and Anchor shall, to the extent permitted by law and reasonably practicable under the circumstances, immediately give the other party notice of such request so that the other party may seek a protective order or other appropriate remedy. If, in the absence of a protective order or waiver, ANLIC (Hawaii), the Initial Servicer and Anchor are nonetheless compelled to disclose Citicorp Product Information, ANLIC (Hawaii), the Initial Servicer and Anchor may disclose such information without liability hereunder; provided that ANLIC (Hawaii), the Initial Servicer and Anchor exercise
 -------
reasonable  efforts  (at  CNAI's sole cost and expense) to obtain assurance that
 -------
confidential  treatment  will  be accorded to such disclosed information.  ANLIC
 -
(Hawaii), the Initial Servicer and Anchor shall not oppose any action by CNAI to
 -
obtain a protective order or other assurance that confidential treatment will be accorded.

     (f) The parties agree that CNAI will suffer irreparable harm from and will not have an adequate remedy at law with respect to any breach of this Section. In addition to all other remedies, CNAI shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach. If the Anchor Parties obtain actual knowledge of any unauthorized disclosure of the Citicorp Product Information by any Company Representative, the Anchor Parties shall disclose to CNAI such unauthorized disclosure.

     (g) The provisions of this Section 6.08 shall survive termination of this Agreement.

     SECTION  6.09.  Payments and Computations, Etc.  (a) All amounts to be paid
                     ------------------------------
or deposited by Anchor or the Servicer pursuant to the Reinsurance Documents shall be paid or deposited in accordance with the terms hereof no later than 11:00 A.M. (New York City time) on the day when due in lawful money of the United States of America in same day funds to the Agent's Account (or, where a Reinsurance Document so specifies, to the Cash Collateral Account) for the account of ANLIC (Hawaii).

     (b) Anchor or the Initial Servicer shall, to the extent permitted by law, pay to ANLIC (Hawaii) interest on all amounts not paid or deposited when due by Anchor or the Initial Servicer under the Reinsurance Documents at 2% per annum above the Alternate Base Rate in effect from time to time, payable on demand; provided, however, that such interest rate shall not at any time exceed
         --------  -------
the maximum rate permitted by applicable law. All computations of interest and fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

     SECTION 6.10.  Execution in Counterparts; Severability.  This Agreement may
                    ---------------------------------------
be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement. In case any provision in or obligation under this Agreement should be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     SECTION  6.11.  Judgment.  (a)  If,  for the purposes of obtaining judgment
                     --------
in any court, it is necessary to convert a sum due under the Reinsurance Documents in United States dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures CNAI could purchase United States dollars with such other currency in New York on the Business Day preceding that on which final judgment is given.

     (b) The transaction contemplated by the Reinsurance Documents is an international insurance transaction in which the specification of United States dollars and payment in New York, New York, is of the essence, and United States dollars shall be the currency of account in all events. The obligation of each Anchor Party party to any Reinsurance Document in respect of any sum due from it to any other party under any Reinsurance Document shall, notwithstanding any judgment in a currency other than United States dollars, be discharged only to the extent that on the Business Day following receipt by such party of any sum adjudged to be so due in such other currency such party may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such party in United States dollars, each Anchor Party party to this Agreement agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such party against such loss, and if the United States dollars so purchased exceed the sum originally due to any party in United States dollars, such party agrees to remit to such Anchor Party such excess.

     SECTION  6.12.  WAIVER  OF JURY TRIAL.  EACH  OF ANLIC (Hawaii), ANCHOR AND
                     ---------------------
THE SERVICER, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY REINSURANCE DOCUMENT.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ANCHOR  INSURANCE  COMPANY  (HAWAII),  LTD.

By:____________________________________
   Name
   Title
Address  for  Notices:

c/o  Anchor  Insurance  Company  (Hawaii),  Ltd.
c/o  50th  State  Risk  Management  Services,  Inc.
Six  Waterfront  Plaza,  Room  405
500  Ala  Moana  Boulevard
Honolulu,  HI  96813
Attention:   Ann  Nakagawa
Facsimile:  (808)  524-9526
Telephone:  (808)  543-9737

with  a  copy  to:

General  Counsel
SunAmerica  Inc.
1  SunAmerica  Center
1999  Avenue  of  the  Stars
Los  Angeles,  CA  90067
Telephone:  310-772-6000
Telecopy:  310-772-6574

ANCHOR  NATIONAL  LIFE  INSURANCE  COMPANY

By_____________________________________
  Title:
1  SunAmerica  Center
1999  Avenue  of  the  Stars
Los  Angeles,  CA  90067
Attention:  Jim  Belardi
Telephone:  310-772-6000
Telecopy:  310-772-6635

with  a  copy  to:

General  Counsel
SunAmerica  Inc.
1  SunAmerica  Center
1999  Avenue  of  the  Stars
Los  Angeles,  CA  90067
Telephone:  310-772-6000
Telecopy:  310-772-6574

ANLIC  INSURANCE  COMPANY  (HAWAII),  LTD.,  as  Seller

By__________________________________
  Title:

c/o  ANLIC  Insurance  Company  (Hawaii),  Ltd.
c/o  50th  State  Risk  Management  Services,  Inc.
Six  Waterfront  Plaza,  Room  405
500  Ala  Moana  Boulevard
Honolulu,  HI  96813
Attention:  Ann  Nakagawa
Facsimile:  (808)  524-9526
Telephone:  (808)  543-9737

with  a  copy  to:

General  Counsel
SunAmerica  Inc.
1  SunAmerica  Center
1999  Avenue  of  the  Stars
Los  Angeles,  CA  90067
Telephone:  310-772-6000
Telecopy:  310-772-6574

and

Citicorp  North  America,  Inc.
399  Park  Avenue
6th  Floor/Zone  2
New  York,  NY  10043
Attention:  Art  Bovino
Telephone:  (212)  559-6166
Telecopy:  (212)  758-6272

SUNAMERICA  LIFE  INSURANCE  COMPANY,  as  Servicer

By__________________________________
  Title:

1  SunAmerica  Center
1999  Avenue  of  the  Stars
Los  Angeles,  CA  90067
Attention:  Jim  Belardi
Telephone:  310-772-6000
Telecopy:  310-772-6635
with  a  copy  to:

General  Counsel
SunAmerica  Inc.
1  SunAmerica  Center
1999  Avenue  of  the  Stars
Los  Angeles,  CA  90067
Telephone:  310-772-6000
Telecopy:  310-772-6574

                                                                  EXECUTION COPY

                               SERVICING AGREEMENT


                           DATED AS OF AUGUST 1, 1999


                                      AMONG

                     ANLIC INSURANCE COMPANY (HAWAII), LTD.,

                                  INDIVIDUALLY,

                    ANCHOR INSURANCE COMPANY (HAWAII), LTD.,

                                  INDIVIDUALLY,

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY,

                                  INDIVIDUALLY,

                                       AND

                       SUNAMERICA LIFE INSURANCE COMPANY,

                                   AS SERVICER

                                TABLE OF CONTENTS

                                                                       PAGE
                                                                       ----

PRELIMINARY STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE I DEFINITIONS
SECTION 1.01.  Certain Defined Terms . . . . . . . . . . . . . . . . .   1
SECTION 1.02.  Other Terms . . . . . . . . . . . . . . . . . . . . . .   5
SECTION 1.03.  Computation of Time Periods . . . . . . . . . . . . . .   5
SECTION 1.04.  Other Definitional Provisions . . . . . . . . . . . . .   5

ARTICLE II REPRESENTATIONS AND WARRANTIES
SECTION 2.01.  Representations and Warranties of Anchor. . . . . . . .   5
SECTION 2.02.  Representations and Warranties of the Initial Servicer.   6

ARTICLE III GENERAL COVENANTS
SECTION 3.01.  Affirmative Covenants of Anchor . . . . . . . . . . . .   8
SECTION 3.02.  Negative Covenants of Anchor. . . . . . . . . . . . . .   8
SECTION 3.03.  Affirmative Covenants of the Initial Servicer . . . . .   8
SECTION 3.04.  Reporting Requirements of the Initial Servicer. . . . .   9
SECTION 3.05.  Negative Covenants of the Initial Servicer. . . . . . .  10
SECTION 3.06.  Reporting Requirements of ANLIC (Hawaii). . . . . . . .  11
SECTION 3.07.  Reporting Requirements of AIC . . . . . . . . . . . . .  11

ARTICLE IV ADMINISTRATION AND COLLECTION
SECTION 4.01.  Designation of Servicer . . . . . . . . . . . . . . . .  12
SECTION 4.02.  Duties of Servicer. . . . . . . . . . . . . . . . . . .  14
SECTION 4.03.  Rights of ANLIC (Hawaii). . . . . . . . . . . . . . . .  15
SECTION 4.04.  Responsibilities of Anchor. . . . . . . . . . . . . . .  15
SECTION 4.05.  Further Action. . . . . . . . . . . . . . . . . . . . .  16

ARTICLE V SERVICER REMEDY EVENTS
SECTION 5.01.  Servicer Remedy Event . . . . . . . . . . . . . . . . .  16

ARTICLE VI MISCELLANEOUS
SECTION 6.01.  Amendments, Etc.. . . . . . . . . . . . . . . . . . . .  18
SECTION 6.02.  Notices, Etc. . . . . . . . . . . . . . . . . . . . . .  18
SECTION 6.03.  No Waiver; Remedies . . . . . . . . . . . . . . . . . .  18
SECTION 6.04.  Binding Effect; Assignability . . . . . . . . . . . . .  18
SECTION 6.05.  Consent to Jurisdiction . . . . . . . . . . . . . . . .  18
SECTION 6.06.  GOVERNING LAW . . . . . . . . . . . . . . . . . . . . .  19
SECTION 6.07.  No Proceedings. . . . . . . . . . . . . . . . . . . . .  19
SECTION 6.08.  Confidentiality . . . . . . . . . . . . . . . . . . . .  19
SECTION 6.09.  Payments and Computations, Etc. . . . . . . . . . . . .  20
SECTION 6.10.  Execution in Counterparts; Severability . . . . . . . .  21
SECTION 6.11.  Judgment. . . . . . . . . . . . . . . . . . . . . . . .  21
SECTION 6.12.  WAIVER OF JURY TRIAL. . . . . . . . . . . . . . . . . .  22


                              EXHIBITS & SCHEDULES


EXHIBIT  1.01A     Form  of  Daily  Reinsurance  Servicer  Report

EXHIBIT  1.01B     Form  of  Reinsurance  Servicer  Report

SCHEDULE 2.01(e) List of Annuity contracts together with a form of each Annuity agreement

SCHEDULE  2.01(f)     CARVM  reserve  methodology